                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11 or Rule 14a-12

                               ALBANY MOLECULAR RESEARCH, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

                                                     N/A
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                        ALBANY MOLECULAR RESEARCH, INC.
                              21 CORPORATE CIRCLE
                                 P.O. BOX 15098
                          ALBANY, NEW YORK 12212-5098

                                                                  April 19, 2001

Dear Stockholder:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Albany Molecular Research, Inc. to be held on Tuesday, May 22, 2001 at
10:00 a.m. at the Albany Marriott, 189 Wolf Road, Albany, New York 12205. The business to be conducted at the meeting is set forth in the formal notice that follows. In addition, at the meeting, we will review our operations, report on 2000 financial results and discuss our plans for the future.

    Your vote is important to us. Whether or not you plan to attend the meeting, we ask that you complete, date, sign and return the enclosed proxy card in the envelope provided. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

                                          Sincerely,

                                          /s/ Thomas E. D'Ambra

                                          Thomas E. D'Ambra, Ph.D.
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                        ALBANY MOLECULAR RESEARCH, INC.
                              21 CORPORATE CIRCLE
                                 P.O. BOX 15098
                          ALBANY, NEW YORK 12212-5098

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 22, 2001

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Albany Molecular Research, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 22, 2001 at 10:00 a.m., local time, at the Albany Marriott, 189 Wolf Road, Albany, New York 12205 (the "Annual Meeting") for the following purposes:

    1. To elect two directors of the Company to serve until the 2004 annual meeting of stockholders and until their respective successors are duly elected and qualified; and

    2. To consider and act upon any other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on March 28, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

    In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors

                                          Donald E. Kuhla, Ph.D.
                                          SECRETARY

Albany, New York
April 19, 2001

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                        ALBANY MOLECULAR RESEARCH, INC.
                              21 CORPORATE CIRCLE
                                 P.O. BOX 15098
                          ALBANY, NEW YORK 12212-5098

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 22, 2001

                                                                  April 19, 2001

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Albany Molecular Research, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 22, 2001 at 10:00 a.m., local time, at the Albany Marriott, 189 Wolf Road, Albany, New York 12205 and any adjournments or postponements thereof (the "Annual Meeting").

    At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

    1. The election of two Class III directors of the Company to serve until the 2004 annual meeting of stockholders and until their respective successors are duly elected and qualified; and

    2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 19, 2001 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 28, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 33,062,928 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and 192 stockholders of record. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

    The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the nominees as directors of the Company.

    Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. With respect to the election of directors, votes may be cast in favor of or withheld from the nominees; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will also have no effect on the outcome of the election of directors.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN, PROPERLY EXECUTED PROXIES WILL BE

VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF DIRECTORS WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    A stockholder of record may revoke a proxy at any time before it has been exercised by giving written notice of such revocation to the Secretary of the Company, by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a proxy.

    The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 2000, is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation materials.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    The Board of Directors of the Company currently consists of six members and is divided into three classes, with two directors in Class I, two directors in Class II and two directors in Class III. Directors serve for three-year terms with one class of directors being elected by the Company's stockholders at each annual meeting.

    At the Annual Meeting, two Class III directors will be elected to serve until the 2004 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Thomas E. D'Ambra, Ph.D. and Anthony P. Tartaglia, M.D. for election as
Class III directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of Thomas E. D'Ambra, Ph.D. and Anthony P. Tartaglia, M.D. as Class III directors. The nominees have agreed to stand for election and to serve, if elected, as directors. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

    A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the nominees as directors of the Company.

RECOMMENDATION

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF ITS NOMINEES AS DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Board of Directors of the Company held ten (10) meetings during 2000. During 2000, each of the incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of which he was a member. The Board of Directors has established an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee"). The Board of Directors does not have a standing nominating committee. The full Board of Directors performs the function of such a committee.

    The Audit Committee recommends the independent accounting firm to be appointed to audit the Company's financial statements and to perform services related to such audit, reviews the scope and results of the audit with the independent accountants, reviews the Company's year-end operating results with management and the independent accountants, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence. The Audit Committee consists of Messrs. Haydu and O'Connor and Dr. Tartaglia, none of whom is an officer or employee of the Company. The Audit Committee held five (5) meetings during 2000.

    The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's 1998 Stock Option and Incentive Plan (the "1998 Stock Plan") and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee consists of Messrs. Haydu and O'Connor and
Dr. Tartaglia. The Compensation Committee held three (3) meetings during 2000.

    Non-employee directors receive $10,000 annually (with at least one-half of such payment being in the form of shares of Common Stock), plus $1,000 per Board meeting and $400 per Committee meeting attended as compensation for their services as directors. Each non-employee director also receives a grant of options to purchase 2,500 shares of Common Stock on an annual basis. Further, each director is reimbursed for reasonable travel and other expenses incurred in attending meetings. Directors who are also employees do not receive any additional compensation for their service as directors.

    The following table and biographical descriptions set forth certain information with respect to the two nominees for election as Class III directors at the Annual Meeting, the continuing directors whose terms expire at the annual meetings of stockholders in 2002 and 2003, and the executive officers of the

Company who are not directors, based on information furnished by them to the Company. The following information is as of December 31, 2000, unless otherwise specified.

                                                                         DIRECTOR
NAME                                                            AGE       SINCE
----                                                          --------   --------
CLASS III--TERM EXPIRES IN 2001
Thomas E. D'Ambra, Ph.D.*...................................     45        1991
Anthony P. Tartaglia, M.D. (1)(2)*..........................     68        1995

CLASS I--TERM EXPIRES IN 2002
Frank W. Haydu, III (1)(2)..................................     53        1998
Chester J. Opalka...........................................     52        1991

CLASS II--TERM EXPIRES IN 2003
Donald E. Kuhla, Ph.D.......................................     58        1995
Kevin O'Connor (1)(2).......................................     46        2000

------------------------

*   Nominee for election.

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

NOMINEES FOR ELECTION AS DIRECTORS

    THOMAS E. D'AMBRA, Ph.D. co-founded the Company in 1991 and has served as our Chairman of the Board and Chief Executive Officer since inception. Prior to co-founding the Company, Dr. D'Ambra served as the Vice President, Chemistry and co-founder of Coromed, Inc., a traditional development contract research organization, from 1989 to 1991 and Group Leader and Senior Research Chemist with Sterling Winthrop, Inc., a pharmaceutical company, from 1982 to 1989.
Dr. D'Ambra holds a B.A. degree in chemistry from the College of the Holy Cross and a Ph.D. in organic chemistry from the Massachusetts Institute of Technology.

    ANTHONY P. TARTAGLIA, M.D. has served as one of our directors since
October 1995. Dr. Tartaglia served as a physician with Albany Medical Center from 1984 until his retirement in June 1998 and also served as Dean of Albany Medical College from 1990 to June 1995. Dr. Tartaglia previously served as Executive Director of the Albany Medical Center Hospital from 1987 to 1990, Senior Vice President for Patient Care of the Albany Medical Center from 1984 to 1987 and as Chief of Medicine at St. Peter's Hospital in Albany from 1975 to 1984. Dr. Tartaglia was also a director of Albank Financial Corporation, a bank holding company, prior to its merger with Charter Michigan Bancorp, Inc.
Dr. Tartaglia holds a B.S. degree in biology from Union College and an M.D. from the University of Rochester Medical School.

INCUMBENT DIRECTORS--TERMS EXPIRING IN 2002

    FRANK W. HAYDU, III has served as one of our directors since October 1998. Mr. Haydu has served as the Chairman of Haydu & Lind, LLC, a senior living development company, since co-founding it in June 1996. Mr. Haydu also recently served as the interim Commissioner of Education of Massachusetts from February 1998 to July 1998. Prior to co-founding Haydu & Lind, LLC, Mr. Haydu served as the interim President and Chief Executive Officer of the New England Medical Center Hospitals, Inc. from October 1995 to May 1996, a Senior Advisor to Smith Barney, Inc., an investment bank, from August 1994 to August 1995, and as a Managing Director of Kidder, Peabody & Company, Inc., an investment bank, from 1990 to August 1994. Mr. Haydu also serves as a director of several private companies. Mr. Haydu holds a B.A. degree in economics from Muhlenberg College.

    CHESTER J. OPALKA co-founded the Company in 1991 and has served as one of our directors since our inception. Prior to his retirement as an employee on September 30, 2000, Mr. Opalka served as our Vice President, Laboratory Operations. Prior to co-founding the Company, Mr. Opalka served as a Senior Research Chemist with Coromed, Inc. from January 1991 to September 1991 and in various positions with Sterling Winthrop, Inc. from 1970 to 1991. Mr. Opalka holds a B.S. degree in chemistry from Niagara University.

INCUMBENT DIRECTORS--TERMS EXPIRING IN 2003

    DONALD E. KUHLA, Ph.D. has served as our President and Chief Operating Officer since July 1998 and as a director since October 1995. Prior to joining us as an employee, Dr. Kuhla served as Vice President and Chief Technical Officer of Plexus Ventures, Inc., a biotechnology investment and consulting company, from February 1994 to June 1998, the Chief Operating Officer of Hybridon, Inc., a pharmaceutical company, and Enzymatics, Inc., a medical diagnostics company, from November 1990 to February 1994, in various positions with Rorer Group, Inc., a pharmaceutical company, from 1981 to 1990, and in various positions with Pfizer Inc., a pharmaceutical company, from 1968 to 1981. Dr. Kuhla is also a director of NPS Pharmaceuticals Inc. Dr. Kuhla has a B.A. degree in chemistry from New York University and a Ph.D. in organic chemistry from Ohio State University.

    KEVIN O'CONNOR has served as one of our directors since March 2000.
Mr. O'Connor has served as Chief Executive Officer of Tech Valley Communications, a telecommunications company, since July 2000. Mr. O'Connor previously served as the President of the Albany Center for Economic
Growth, Inc., a business-sponsored economic development organization, from February 1992 through July 2000. Mr. O'Connor also served as a Deputy Commissioner for the New York State Department of Economic Development from September 1987 to February 1992, as a Program Associate for the New York State Governor's Office from July 1984 to September 1987 and held various positions in the New York State Division of the Budget and the New York State Department of Health from January 1980 to July 1984. Mr. O'Connor also serves as a director of several private companies and non-profit organizations. Mr. O'Connor holds a B.A. degree in history and a Masters degree in public administration from the State University of New York College in Brockport.

                               EXECUTIVE OFFICERS

    The names and ages of all executive officers of the Company are set forth below as of December 31, 2000. In addition, set forth below is certain biographical information for each executive officer who is not a director, including his principal occupation and business experience for at least the last five years.

NAME                                       AGE      POSITION
----                                     --------   --------
Thomas E. D'Ambra, Ph.D................     45      Chairman of the Board of Directors and Chief Executive
                                                      Officer
Donald E. Kuhla, Ph.D..................     58      President, Chief Operating Officer and Secretary
James J. Grates........................     39      Vice President, Operations
Lawrence D. Jones, Ph.D. ..............     49      Senior Vice President, Business Development
Harold Meckler, Ph.D...................     44      Vice President, Science & Technology
Michael P. Trova, Ph.D. ...............     39      Senior Vice President, Medicinal Chemistry
David P. Waldek........................     36      Chief Financial Officer and Treasurer

    JAMES J. GRATES joined the Company in December 1996 and currently serves as our Vice President, Operations. Prior to serving as our Vice President, Operations, Mr. Grates served as our Vice President, Human Resources from
May 1999 to March 2001 and as our Director, Human Resources from December 1996 to May 1999. Prior to joining the Company, Mr. Grates was Executive Vice President, Corporate Services with Corporate Health Dimensions, a health care service provider company, from April 1995 to December 1996 and Manager of Human Resources with Norton Performance Plastics, Inc., a plastic manufacturer, from 1990 to September 1995. Mr. Grates holds an A.A.S. degree in marketing from Herkimer County Community College and a B.S. degree in business administration from Syracuse University.

    LAWRENCE D. JONES, Ph.D. currently serves as our Senior Vice President, Business Development. Prior to serving as our Senior Vice President, Business Development, Dr. Jones served as our Vice President, Commercial Operations and Quality from June 1998 to January 1999 and as our Vice President, Operations from March, 1998 to June 1998. Prior to joining us, Dr. Jones served as the Executive Vice President and co-founder of Inhalon Pharmaceuticals, Inc., a manufacturer and distributor of generic inhalation anesthetics, from August 1991 to February 1998, the Director of Marketing and Development for Kaneka America Corporation, a manufacturer and distributor of chemical intermediates, from 1988 to August 1991, and a Sales and Marketing Manager with Johnson Matthey, Inc., a pharmaceutical manufacturer, from 1980 to 1988.
Dr. Jones holds a B.A. degree in chemistry from Cornell University and a Ph.D. in organic chemistry from Duke University.

    HAROLD MECKLER, Ph.D. currently serves as our Vice President, Science and Technology. Dr. Meckler served as our Vice President, Chemical Development from May 1997 to August 2000 and served as our Director of Chemical Development from August 1995 to May 1997. Prior to joining us, Dr. Meckler served as Manager, Organic Chemistry of Telor Ophthalmic Pharmaceuticals, Inc., a biopharmaceutical company, from March 1994 to August 1995, in various capacities with Ciba-Geigy Corporation, a pharmaceutical company, from 1984 to March 1994, and as Senior Research Chemist, Chemical Development with Sterling Winthrop, Inc. from 1982 to 1984. Dr. Meckler holds a B.S. degree in chemistry from the University of Maryland, College Park, and a Ph.D. in organic chemistry from the State University of New York, Buffalo.

    MICHAEL P. TROVA, Ph.D. currently serves as our Senior Vice President, Medicinal Chemistry. Dr. Trova served as our Vice President, Medicinal Chemistry from March 1998 to August 2000, as our Director of Medicinal Chemistry from August 1996 to March 1998 and as our Assistant Director of Medicinal Chemistry from August 1995 to August 1996. Prior to joining the Company, Dr. Trova was a staff scientist with American Cyanamid, Lederle Laboratories, a pharmaceutical company, from 1989 to August 1995, and a post-doctoral researcher at the Massachusetts Institute of Technology from 1987 to 1989. Dr. Trova holds a B.S. degree in chemistry from Rensselaer Polytechnic Institute and a Ph.D. in organic chemistry from Ohio State University.

    DAVID P. WALDEK has served as our Chief Financial Officer since March 1999. Prior to joining us, Mr. Waldek was Vice President, Finance of NAMIC U.S.A. Corporation, a medical device company, from November 1990 to March 1999. NAMIC U.S.A. Corporation was affiliated with Pfizer, Inc., a pharmaceutical company, from March 1995 to September 1998 and was acquired by Boston Scientific Corporation, a medical device company, in September 1998. Mr. Waldek also served as Senior Accountant for Ernst & Young, an independent public accounting firm, from September 1987 to November 1990. Mr. Waldek holds a B.S. degree in economics from the University of Rochester and an M.B.A. in finance from the William E. Simon Graduate School of Business Administration.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

    SUMMARY COMPENSATION. The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers at the end of 2000, each of whose compensation exceeded $100,000 in salary and bonus during the year ended December 31, 2000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                                   ------------
                                                                  ANNUAL            SECURITIES
                                                               COMPENSATION         UNDERLYING
                                                          ----------------------     OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION                      YEAR     SALARY ($)   BONUS ($)       (#)        COMPENSATION ($)
---------------------------                    --------   ----------   ---------   ------------   ----------------
Thomas E. D'Ambra, Ph.D......................    2000       250,000          --            --        2,926,053(1)
  Chairman and Chief Executive Officer           1999       242,308          --            --        2,136,160(1)
                                                 1998       197,403     105,000            --        1,823,073(1)

Donald E. Kuhla, Ph.D.(2)....................    2000       216,923      75,000         4,000            3,208(3)
  President and Chief Operating Officer          1999       196,154      75,000         4,000            3,000(3)
                                                 1998        84,135      25,000       112,500           75,487(3)

Lawrence D. Jones, Ph.D.(4)..................    2000       150,519      36,000        23,000            4,516(5)
  Senior Vice President, Business Development    1999       142,807      25,000         2,000            4,293(5)
                                                 1998       108,808      10,350        33,750           30,049(5)

Michael P. Trova, Ph.D.......................    2000       146,154      35,000        25,000           13,188(6)
  Senior Vice President, Medicinal Chemistry     1999       127,692      40,000         4,600           13,046(6)
                                                 1998       111,738      40,000            --           11,523(6)

David P. Waldek(7)...........................    2000       166,923      63,750         4,000            3,220(8)
  Chief Financial Officer and Treasurer          1999       124,038      56,250       120,000               --

------------------------

(1) Consists of (i) $2,920,995 earned by Dr. D'Ambra under the Company's Technology Development Incentive Plan and $5,058 in matching contributions under the Company's 401(k) plan for 2000, (ii) $2,131,839 earned by Dr. D'Ambra under the Company's Technology Development Incentive Plan and $4,321 in matching contributions under the Company's 401(k) plan for 1999 and (iii) $1,821,628 earned by Dr. D'Ambra under the Company's Technology Development Incentive Plan and $1,445 in matching contributions under the Company's 401(k) plan for 1998.

(2) Joined the Company as an officer in July 1998.

(3) Consists of (i) matching contributions under the Company's 401(k) plan for 2000, (ii) matching contributions under the Company's 401(k) plan for 1999 and (iii) $12,400 in director fees and $5,000 in consulting fees paid to Dr. Kuhla prior to his employment by the Company and $58,087 as reimbursement for relocation expenses incurred when Dr. Kuhla joined the Company in 1998.

(4) Joined the Company in March 1998.

(5) Consists of (i) matching contributions under the Company's 401(k) plan for 2000, (ii) matching contributions under the Company's 401(k) plan for 1999 and (iii) reimbursement of relocation expenses incurred when Dr. Jones joined the Company in 1998.

(6) Consists of (i) $10,000 in debt forgiveness under notes payable to the Company and $3,188 in matching contributions under the Company's 401(k) plan for 2000, (ii) $10,000 in debt forgiveness under notes payable to the Company and $3,046 in matching contributions under the Company's 401(k) plan for 1999 and (iii) $10,000 in debt forgiveness under notes payable to the Company and $1,523 in matching contributions under the Company's 401(k) plan for 1998.

(7) Joined the Company in March 1999.

(8) Consists of matching contributions under the Company's 401(k) plan for 2000.

    OPTION GRANTS IN FISCAL YEAR 2000. The following table sets forth information regarding stock options granted during 2000 to the Company's Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS                               POTENTIAL REALIZABLE
                                ----------------------------------------------                  VALUE AT ASSUMED
                                  NUMBER OF       PERCENT OF                                  ANNUAL RATES OF STOCK
                                  SECURITIES     TOTAL OPTIONS                                 PRICE APPRECIATION
                                  UNDERLYING      GRANTED TO       EXERCISE                      FOR OPTION TERM
                                   OPTIONS       EMPLOYEES IN    OR BASE PRICE   EXPIRATION   ---------------------
NAME                            GRANTED (#)(1)    FISCAL YEAR       ($/SH)          DATE       5% ($)      10% ($)
----                            --------------   -------------   -------------   ----------   ---------   ---------
Donald E. Kuhla, Ph.D. .......       4,000           0.7%            24.78         1/21/10      62,336     157,972
Lawrence D. Jones, Ph.D.......       3,000           0.5%            24.78         1/21/10      46,752     118,479
                                    20,000           3.6%            26.34          8/7/10     331,300     839,580
Michael Trova, Ph.D. .........       3,000           0.5%            24.78         1/21/10      46,752     118,479
                                     2,000           0.4%            24.47          3/3/10      30,778      77,998
                                    20,000           3.6%            26.34          8/7/10     331,300     839,580
David P. Waldek...............       4,000           0.7%            24.78         1/21/10      62,336     157,972

------------------------

(1) Vesting of options is subject to the continuation of such employee's service relationship with the Company. The options vest as follows: 60% on the third anniversary of the grant date, an additional 20% on the fourth anniversary of the grant date and an additional 20% on the fifth anniversary of the grant date. The options expire ten years after the grant date, subject to earlier termination in accordance with the 1998 Stock Plan and the applicable option agreement.

    OPTION EXERCISES AND YEAR-END HOLDINGS. The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers. Two of the Named Executive Officers exercised stock options during 2000.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000
                     AND FISCAL YEAR-END 2000 OPTION VALUES

                                                                NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                SHARES                     OPTIONS AT FISCAL YEAR-END (#)     AT FISCAL YEAR-END ($)(1)
                             ACQUIRED ON       VALUE       -------------------------------   ---------------------------
NAME                         EXERCISE (#)   REALIZED ($)     EXERCISABLE     UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         ------------   ------------   ---------------   -------------   -----------   -------------
Thomas E. D'Ambra, Ph.D. ..         --             --           55,034            36,684      3,418,523      2,278,684
Donald E. Kuhla, Ph.D......     25,428        694,073          217,500            87,000     13,128,413      5,034,130
Lawrence D. Jones,
  Ph.D. ...................         --             --           40,500            54,000      2,482,448      2,735,000
Michael P. Trova, Ph.D. ...     36,000        705,492           27,974            52,844      1,737,584      2,596,148
David P. Waldek............         --             --               --           124,000             --      6,605,875

------------------------

(1) Based on the average of the high and low sales prices of the Common Stock on December 29, 2000 ($63.75), minus the exercise price, multiplied by the number of shares underlying the options.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors consists of Messrs. Haydu and O'Connor and Dr. Tartaglia, none of whom is an officer or employee of the Company. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the 1998 Stock Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans.

    COMPENSATION POLICIES FOR EXECUTIVE OFFICERS. The Compensation Committee's executive compensation philosophy is to:

    - provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's short- and long-term performance goals;

    - motivate key executives to achieve strategic business goals and reward them for their achievement;

    - provide compensation opportunities and benefits that are comparable to those offered by other companies in the pharmaceutical and biotechnological industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's short- and long-term success;

    - align the interests of key executives with the short- and long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options; and

    - recognize individual contributions as well as overall business results. The Company's objectives include qualitative factors that strengthen the Company's ability to enhance profitable growth over the long-term, such as demonstrated leadership ability, management development, insuring compliance with laws, regulations and Company policies, and anticipating and responding to changing market and economic conditions.

The compensation of the Company's Chief Executive Officer and other executive officers is currently comprised of an annual base salary, annual performance incentives in the form of cash bonuses and long-term performance incentives in the form of stock option grants under the 1998 Stock Plan.

    The Compensation Committee has determined that base salaries of executive officers should be set at levels that are competitive with those of executives of comparably sized companies in the pharmaceutical and biotechnological industry. In addition, the Compensation Committee believes that it is appropriate to reward performance through a combination of cash bonuses and stock option grants and to provide a competitive compensation package that will enable the Company to attract and retain the executives needed to enhance the Company's short-term financial performance and to enhance profitable growth over the long-term.

    BASE SALARY. Base salaries for each of the Company's executive officers are targeted according to the salaries of employees holding similar offices and having similar responsibilities at comparably sized companies within the pharmaceutical and biotechnological industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officer and any change in the responsibilities assumed by such executive officer. Salary adjustments are normally determined and made on an annual basis.

    BONUSES. At the beginning of each year, the Compensation Committee adopts a performance bonus program setting forth strategic goals for the year and a percentage of base salary that will be awarded to the senior management team based upon the achievement of these goals. All awards are paid in full, in cash, following the year of performance. The Compensation Committee awarded bonuses to its executive officers for 2000 based on the achievement of the Company and individual pre-determined goals for 2000.

    STOCK OPTION GRANTS. Stock options are designed to attract and retain executives who can make significant contributions to the Company's success, reward executives for such significant contributions, give executives a long-term incentive to increase shareholder value and align the interests of the Company's senior executives with those of its stockholders. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in fixing cash bonuses. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practices. Stock options generally have been granted with a ten-year term, with 60% vesting on the third anniversary of the grant date and the remainder vesting in equal annual installments over the next two years at an exercise price equal to or above the fair market value of the Common Stock on the grant date.

    COMPENSATION OF CHIEF EXECUTIVE OFFICER. Thomas E. D'Ambra, Ph.D., the Company's Chief Executive Officer, receives competitive compensation and regular benefits in effect for senior executives of the Company. In 2000, the Compensation Committee reviewed information regarding the compensation paid to chief executive officers of comparable companies and evaluated achievement of corporate, individual and organizational objectives for 2000. Dr. D'Ambra's annual salary for 2000 was $250,000. Dr. D'Ambra also earned the right to receive payments in the aggregate of $2,920,995 under the Company's Technology Development Incentive Plan, which payments are unrelated to Dr. D'Ambra's performance of his duties as Chief Executive Officer of the Company. The base salary for Dr. D'Ambra was established pursuant to his employment agreement with the Company. Such employment agreement is described more fully below under "Agreements with Named Executive Officers." Due to Dr. D'Ambra's ownership in the Company and the payments he receives under the Technology Development Incentive Plan, Dr. D'Ambra requested not to receive a bonus or any options to acquire shares of the Company's Common Stock in 2000.

                             COMPENSATION COMMITTEE

      Frank W. Haydu, III     Kevin O'Connor     Anthony P. Tartaglia, M.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    All executive officer compensation decisions are made by the Compensation Committee. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the 1998 Stock Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans. The current members of the Compensation Committee are Messrs. Haydu and O'Connor and Dr. Tartaglia, none of whom is an executive officer or employee of the Company.

REPORT OF THE AUDIT COMMITTEE

    The Company's Audit Committee is comprised of three independent directors, and acts under a written Audit Committee Charter adopted and approved by the Audit Committee and the full Board of Directors. The members of the Audit Committee are Dr. Tartaglia (Chair) and Messrs. Haydu and O'Connor. The Audit Committee met five (5) times during 2000. The Board of Directors has determined that each of the members of the Audit Committee is independent as defined by the Audit Committee of the Board of Directors Charter (the "Audit Committee Charter") and the listing standards of Nasdaq. A copy of the Audit Committee Charter is attached to this Proxy Statement as Attachment A.

    The Audit Committee reviews the Company's financial reporting process and its internal controls processes on behalf of the Board of Directors. It also reviews and conforms to the Audit Committee Charter and, if appropriate, records the Audit Committee meetings, makes recommendations concerning the engagement of independent accountants, reviews the plans and results of the audit engagement with the independent accountants, approves professional services provided by the independent accountants, reviews the independence of the independent accountants, considers the range of audit and non-audit fees, reviews the adequacy of the Company's internal accounting controls and performs such other oversight functions as may be requested from time to time by the Board of Directors.

    In this context, the Audit Committee has reviewed and discussed with management and the independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Company's audited financial statements. The Audit Committee has discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). In addition, the Audit Committee has received from PricewaterhouseCoopers the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Further, the Audit Committee has considered whether PricewaterhouseCoopers' provision of non-audit services to the Company is compatible with PricewaterhouseCoopers' independence.

    In reliance on the reviews and discussions referred above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

    The aggregate fees billed by PricewaterhouseCoopers for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 31, 2000 and the review of the Company's quarterly financial statement included in its Quarterly Reports on Form 10-Q for the year were $59,000. PricewaterhouseCoopers billed the Company an aggregate of $196,490 in fees for all other non-audit services performed during 2000, including services related to the Company's follow-on public offering in October 2000.

                                AUDIT COMMITTEE

      Frank W. Haydu, III     Kevin O'Connor     Anthony P. Tartaglia, M.D.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

    The Company has entered into employment agreements with each of the Named Executive Officers. The terms of the agreements are substantially similar, except with respect to minimum annual base salary ($200,000, $175,000, $150,000, $138,000 and $115,000 for Dr. D'Ambra, Dr. Kuhla, Mr. Waldek, Dr. Jones and
Dr. Trova, respectively) and as set forth below with respect to the termination of employment upon a "change of control." In addition to their annual base salary, the Named Executive Officers will be eligible to receive bonus compensation to be determined at the discretion of the Board of Directors. The agreements have initial employment terms of three years and automatically renew for one year periods thereafter. If the Company elects not to extend an agreement for any reason or if the executive's employment is terminated by the Company without "cause" (as defined in the employment agreement) or by the executive upon a material breach of the agreement by the Company, the Company will continue to pay the executive his base salary for one year and will pay to the executive in monthly installments over such one year period an amount equal to the executive's cash bonus received in respect of the immediately preceding year.

    Upon termination by the Company of the executive's employment without "cause" or upon a resignation by the executive for "good reason" (as defined in the employment agreement) or if an employment agreement is not renewed by the Company within twelve months following a "change of control" (as defined in the employment agreement), such executive will be entitled to receive a severance amount equal to the sum of (i) a multiple of the executive's annual base salary, plus (ii) the executive's cash bonus received in respect of the immediately preceding year. The multiples of base salary to be paid by the Company to Dr. D'Ambra and Dr. Kuhla upon the termination of their employment following a "change of control" are three and two times, respectively, and the multiple of base salary to be paid by the Company to Mr. Waldek, Dr. Jones and Dr. Trova upon the termination of their employment following a "change of control" is one time.

    The Company has also entered into Employee Innovation, Proprietary Information and Post-Employment Activity Agreements with its Named Executive Officers. Each agreement provides that, during the six-month period immediately following the termination of his employment with the Company, the Named Executive Officer will not engage, directly or indirectly, in the sale or performance of any services for a customer for whom he performed services at any time during the twelve-month period immediately preceding the termination of his employment.

CERTAIN TRANSACTIONS

    Dr. D'Ambra, as the sole inventor on the patents for fexofenadine HCl, is entitled to payments under the Company's Technology Development Incentive Plan for amounts paid to the Company under its license agreement with Aventis, S.A. (formerly, Hoechst Marion Roussel, Inc.), including 10% of all royalties paid to the Company with respect to those patents. During 2000, Dr. D'Ambra earned the right to receive payments in the aggregate amount of $2,920,995 under this plan.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 28, 2001 of (i) each person known by the Company to beneficially own five percent or more of the outstanding shares of the Company's Common Stock, (ii) the directors and Named Executive Officers of the Company and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

                                                                SHARES BENEFICIALLY
                                                                       OWNED
                                                              -----------------------
NAME OF BENEFICIAL OWNER(1)                                     NUMBER     PERCENT(2)
---------------------------                                   ----------   ----------
Thomas E. D'Ambra, Ph.D.(3).................................   7,937,900      24.0%
Constance M. D'Ambra(4).....................................   4,720,898      14.3%
Chester J. Opalka(5)........................................   3,427,162      10.4%
Donald E. Kuhla, Ph.D.(6)...................................     199,859         *
Harold Meckler, Ph.D.(7)....................................     161,482         *
Michael P. Trova, Ph.D.(8)..................................      99,914         *
Anthony P. Tartaglia, M.D.(9)...............................      92,880         *
Lawrence D. Jones, Ph.D.(10)................................      61,001         *
James J. Grates(11).........................................      35,633         *
Frank W. Haydu, III(12).....................................       9,978         *
Kevin O'Connor(13)..........................................       2,190         *
David P. Waldek(14).........................................          --         *
All executive officers and directors as a group
  (11 persons)(15)..........................................  12,027,999      36.4%

------------------------

  * Less than 1%.

 (1) The address of all listed stockholders is c/o Albany Molecular Research, Inc., 21 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098.

 (2) All percentages have been determined as of March 28, 2001 in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common

     Stock which such person has the right to acquire within 60 days after March 28, 2001. For purposes of computing the percentage of outstanding shares of the Company's Common Stock held by each person or group of persons named above, any shares of Common Stock which such person or persons has or have the right to acquire within 60 days after March 28, 2001 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of March 28, 2001, a total of 33,062,928 shares of Common Stock were issued and outstanding.

 (3) Includes 3,152,058 shares held by the Thomas E. D'Ambra GRAT I trust of which Dr. D'Ambra serves as the trustee. By virtue of his position as trustee, Dr. D'Ambra may be deemed to be the beneficial owner of all shares held by such trust. Also includes 4,720,898 shares owned jointly by Dr. and Mrs. D'Ambra, as to which shares Dr. and Mrs. D'Ambra share voting and investment power. Excludes 26,774 shares subject to options not exercisable within 60 days.

 (4) Includes 4,720,898 shares owned jointly by Dr. and Mrs. D'Ambra, as to which shares Dr. and Mrs. D'Ambra share voting and investment power. Excludes 3,152,058 shares held by the Thomas E. D'Ambra GRAT I trust of which Dr. D'Ambra serves as the trustee.

 (5) Includes 564,352 shares held by the Chester J. Opalka 1997 Retained Annuity Trust of which Mr. Opalka serves as a co-trustee. By virtue of his position as a co-trustee, Mr. Opalka may be deemed to be the beneficial owner of all shares held by such trust.

 (6) Includes 149,956 shares subject to options exercisable within 60 days. Excludes 97,000 shares subject to options not exercisable within 60 days.

 (7) Includes 116,414 shares subject to options exercisable within 60 days. Excludes 56,930 shares subject to options not exercisable within 60 days.

 (8) Excludes 88,318 shares subject to options not exercisable within 60 days.

 (9) Includes 80,418 shares subject to options exercisable within 60 days. Excludes 8,332 shares subject to options not exercisable within 60 days.

(10) Excludes 64,000 shares subject to options not exercisable within 60 days.

(11) Excludes 29,488 shares subject to options not exercisable within 60 days.

(12) Excludes 12,082 shares subject to options not exercisable within 60 days.

(13) Excludes 5,000 shares subject to options not exercisable within 60 days.

(14) Excludes 124,000 shares subject to options not exercisable within 60 days.

(15) Includes 411,732 shares subject to options exercisable within 60 days. Excludes 511,924 shares subject to options not exercisable within 60 days.

                            STOCK PERFORMANCE GRAPH

    The following graph provides a comparison, from February 4, 1999, the date of the Company's initial public offering, through December 31, 2000, of the cumulative total stockholder return (assuming reinvestment of any dividends) among the Company, the Nasdaq Stock Market (U.S. Companies) Index (the "Nasdaq Index") and the Nasdaq Pharmaceuticals Index (the "Pharmaceuticals Index"). The historical information set forth below is not necessarily indicative of future performance. Data for the Nasdaq Index and the Pharmaceuticals Index were provided to the Company by the Center for Research in Security Prices.

                                    [GRAPH]

                                                                             NASDAQ STOCK MARKET        NASDAQ
                                                          ALBANY MOLECULAR     (U.S. COMPANIES)     PHARMACEUTICALS
                                                           RESEARCH, INC.           INDEX                INDEX
                                                          ----------------   --------------------   ---------------
February 4, 1999........................................      100.000              100.000              100.000
February 26, 1999.......................................       85.106               94.865               96.083
March 31, 1999..........................................      106.383              102.044              103.013
April 30, 1999..........................................      106.383              105.331               95.191
May 28, 1999............................................      125.532              102.414              101.305
June 30, 1999...........................................      126.596              111.628              105.157
July 30, 1999...........................................      144.681              109.615              117.967
August 31, 1999.........................................      132.979              114.251              127.866
September 30, 1999......................................      106.915              114.408              120.916
October 29, 1999........................................      105.851              123.577              122.476
November 30, 1999.......................................      122.872              138.612              138.050
December 31, 1999.......................................      129.787              169.101              177.073
January 31, 2000........................................      182.447              162.842              203.156
February 29, 2000.......................................      205.319              193.798              285.829
March 31, 2000..........................................      248.404              189.807              217.190
April 28, 2000..........................................      186.702              159.652              191.550
May 31, 2000............................................      221.542              140.392              187.111
June 30, 2000...........................................      231.649              165.027              241.597
July 31, 2000...........................................      235.638              156.090              224.527
August 31, 2000.........................................      304.255              174.539              268.838
September 29, 2000......................................      478.191              151.869              265.245
October 31, 2000........................................      494.681              139.337              239.835
November 30, 2000.......................................      412.766              107.421              211.774
December 29, 2000.......................................      524.468              101.765              220.852

                            EXPENSES OF SOLICITATION

    The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company's proxy statement and form of proxy for the 2002 annual meeting of stockholders must be received in writing by the Company by December 20, 2001. Such proposals must also comply with the requirements as to form and substance established by the Securities and Exchange Commission if such proposals are to be included in the proxy statement and form of proxy. Any such proposals should be mailed to: Albany Molecular Research, Inc., 21 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098, Attention: Secretary.

    Stockholder proposals intended to be presented at the 2002 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8, must be delivered to, or mailed and received at, Albany Molecular Research, Inc., 21 Corporate Circle, P.O. Box 15098, Albany, New York 12212-5098, together with all supporting documentation required by the Company's Amended and Restated By-laws, not earlier than January 22, 2002 nor later than March 8, 2002; PROVIDED, HOWEVER, that in the event that the annual meeting is scheduled to be held before April 22, 2002 or after July 21, 2002, notice must be so delivered not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made by the Company. The proposal must also comply with the other requirements contained in the Company's Amended and Restated By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to the Securities and Exchange Commission's rules governing the exercise of this authority.

                            INDEPENDENT ACCOUNTANTS

    The Company has selected PricewaterhouseCoopers as the independent accountants for the fiscal year ending December 31, 2001. The firm of PricewaterhouseCoopers has served as the Company's independent accountants since 2000. A representative from PricewaterhouseCoopers will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representatives will be available to respond to appropriate questions.

    On April 4, 2000, the Company dismissed KPMG LLP ("KPMG") and engaged PricewaterhouseCoopers as the Company's independent accountants for the fiscal year ending December 31, 2000. In each case, the decision was approved by the Board of Directors of the Company, upon the recommendation of the Audit Committee.

    KPMG's reports on the consolidated financial statements of the Company for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period preceding the dismissal of KPMG, there were no disagreements with KPMG regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock, to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such officers, directors and 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company by the executive officers, directors and greater than 10% beneficial owners, all Section 16(a) filing requirements were satisfied.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  ATTACHMENT A
                             AUDIT COMMITTEE OF THE
                               BOARD OR DIRECTORS
                                    CHARTER

I.  PURPOSE

    The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

    Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

    Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

    Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the corporation or an outside consultant.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

    The Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants.

IV. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties, the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

INDEPENDENT ACCOUNTANTS

4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountant's independence.

5. Review the performance of the independent auditors and approve any proposed discharge of the independent accountants when circumstances warrant.

FINANCIAL REPORTING PROCESS

6. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

7. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

8. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

PROCESS IMPROVEMENT

9. Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

10. Following completion of the annual audit, review with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

11. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

12. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE

13. Establish, review and update periodically a Code of Ethical conduct and ensure that management has established a system to enforce this Code.

14. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

15. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

16. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

17. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the committee or the Board deems necessary or appropriate.

                                                                                             Please mark    -----
                                                                                             your vote as     X
                                                                                             indicated in   -----
                                                                                             this example


1. ELECTION OF DIRECTORS:

   FOR all nominees        WITHHOLD              Thomas E. D'Ambra, Ph.D. and Anthony P. Tanaglia, M.D.
   listed to the right     AUTHORITY
   (except as marked       to vote for all       (INSTRUCTION: To withhold authority to vote for any individual nominee,
   to the contrary)        nominees listed       draw a line through that individual's name above.)
                           to the right

        [ ]                    [ ]

2. In their discretion, the Proxies are each authorized to vote upon such other       Date                          , 2001
   business as may properly come before the Annual Meeting and any adjournments            ------------------------
   or postponements thereof.

                                                                                      ------------------------------------
                                                                                      Signature


                                                                                      ------------------------------------
                                                                                      Signature, if held jointly

                                                                                      Please sign exactly as name appears
                                                                                      hereon. When shares are held by joint
                                                                                      tenants, both should sign. When signing
                                                                                      as attorney, executor, administrator,
                                                                                      trustee or guardian, please give full
                                                                                      title as such. If executed by a
                                                                                      corporation or partnership, the proxy
                                                                                      should be signed by a duly authorized
                                                                                      person of the stockholders' corporation
                                                                                      or partnership, stating his or her title
                                                                                      of authority.

                                                                                      PLEASE MARK, SIGN, DATE AND RETURN THE
                                                                                      PROXY CARD PROMPTLY USING THE ENCLOSED
                                                                                      ENVELOPE.

----------------------------------------------------------------------------------------------------------------------------
                                                    FOLD AND DETACH HERE

                       ALBANY MOLECULAR RESEARCH, INC.
                             21 CORPORATE CIRCLE
                               P.O. BOX 15098
                         ALBANY, NEW YORK 12212-5098


             PROXY FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 22, 2001

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALBANY
                           MOLECULAR RESEARCH, INC.

     The undersigned acknowledge(s) receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 19, 2001, and hereby constitutes and appoints Thomas E. D'Ambra, Ph.D. and David
P. Waldek (the "Proxies") and each of them, as Proxies of the undersigned, each with the power to appoint his substitute and to act alone, and authorizes each of them acting singly, to represent and to vote, as designated on the reverse side of this proxy card, all shares of Common Stock of Albany Molecular Research, Inc., held of record by the undersigned on March 28, 2001, at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, May 22, 2001 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH IN PROPOSAL 1. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1
                    APPEARING ON THE REVERSE SIDE HEREOF.

------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


YOU CAN NOW ACCESS YOUR ALBANY MOLECULAR RESEARCH, INC. ACCOUNT ONLINE.

Access your Albany Molecular Research, Inc. stockholder account online via Investor ServiceDirect(TM) (ISD).

Mellon Investor Services LLC, transfer agent for Albany Molecular Research, Inc., now makes it easy and convenient to get current information on your stockholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

     o  View account status               o  Make address changes
     o  View certificate history          o  Establish/change your PIN

              VISIT US ON THE WEB AT http://www.mellon-investor.com
                 AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP 1: FIRST TIME USERS -- ESTABLISH A PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

Investor ServiceDirect(TM) is currently only available for domestic individual and joint accounts.

o  SSN
o  PIN
o  Then click on the ESTABLISH PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

STEP 2: LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access your account please enter your:

o  SSN
o  PIN
o  Then click on the SUBMIT button

If you have more than one account, you will now be asked to select the appropriate account.

STEP 3: ACCOUNT STATUS SCREEN

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

o  Certificate History
o  Issue Certificate
o  Address Change


             FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                    9AM-7PM MONDAY-FRIDAY EASTERN TIME